Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of Traqer Corp. (the “Company”) on Form 10-Q for the period ended November 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), Bess Audrey Lipschutz, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Bess Audrey Lipschutz
Bess Audrey Lipschutz
Chief Executive Officer (Principal Executive Officer)

Dated: January 13, 2017